Exhibit 10.27
EXECUTION COPY
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND WAIVER
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of December 14, 2009, among RENTECH ENERGY MIDWEST CORPORATION, a Delaware corporation (“Borrower”), RENTECH, INC., a Colorado corporation (“Holdings”), the Lenders and the Agents (each as defined below) is entered into in connection with the Credit Agreement referred to in the first recital below.
RECITALS
WHEREAS, Borrower and Holdings are parties to that certain Amended and Restated Credit Agreement, dated as of June 13, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement), among Borrower, Holdings, the banks, financial institutions and other entities party to the Credit Agreement as lenders (the “Lenders”), Credit Suisse, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”);
WHEREAS, Holdings anticipates restating its previously reported consolidated annual financial statements for fiscal year 2008 and its previously reported financial statements for the quarterly periods in fiscal year 2008 and fiscal year 2009 (i) to correct an error in the classification of deposits on forward natural gas contracts on Holdings’ balance sheet as inventory instead of deposits and (ii) to reverse the effects of impairments that Holdings recorded on these deposits which were not calculated in a manner consistent with GAAP (the items described in clauses (i) and (ii), the “Accounting Errors”);
WHEREAS, the prior treatment of the deposit impairments affected the timing, but not the total amount, of expense recognized in conjunction with gas purchased under forward contracts;
WHEREAS, as of the date hereof, Borrower has requested from Administrative Agent (A) amendments with respect to the definition of Payment Premium under Section 1.01 of the Credit Agreement, the extension fee under Section 2.04(b) of the Credit Agreement, the Payment Premium under Section 2.09(c) of the Credit Agreement, the minimum Consolidated EBITDA requirement under Section 6.11 of the Credit Agreement and the Minimum Liquidity Threshold under Section 6.16 of the Credit Agreement and (B) certain waivers with respect to (i) the calculation of financial covenants and other accounting terms in accordance with GAAP pursuant to Section 1.02 of the Credit Agreement, (ii) the representations and warranties relating to the preparation of financial statements in accordance with GAAP pursuant to Section 3.05(a) of the Credit Agreement, (iii) covenants relating to the delivery of financial statements in accordance with GAAP pursuant to Section 5.04(a), (b) and (c) of the Credit Agreement, (iv) the covenant relating to the maintenance of books in conformity with GAAP pursuant to Section 5.07 of the Credit Agreement, and (v) the covenant relating to compliance certificates required pursuant to Section 5.04(d) of the Credit Agreement, in each of clauses (B)(i) through (B)(v) above, solely to the extent relating to the Accounting Errors; and
WHEREAS, the Lenders and Agents have agreed to amend and waive certain provisions under the Credit Agreement to the extent set forth herein and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Amendment of Section 1.01 of the Credit Agreement. Pursuant to Section 6 of this Amendment, the definition of “Payment Premium” in Section 1.01 of the Credit Agreement shall be amended by replacing the reference to “4.0%” therein with “5.0%.”
Section 2. Amendment of Section 2.04(b) of the Credit Agreement. Upon the effectiveness of this Amendment, Section 2.04(b) of the Credit Agreement shall be amended by deleting the reference to “an amount equal to 3.0% of the then outstanding principal amount of the Loans as an extension fee” therein and replacing the same with “an amount equal to 7.0% of the then outstanding principal amount of the Loans as an extension fee.”
Section 3. Amendment of Section 2.09(c) of the Credit Agreement. Upon the effectiveness of this Amendment, Section 2.09(c) of the Credit Agreement shall be amended by adding the phrase “; provided that if this Agreement is prepaid in full (i) on or before February 15, 2010, the otherwise applicable Payment Premium shall be reduced by 1.0%, or (ii) on or after February 16, 2010 but on or before March 15, 2010, the otherwise applicable Payment Premium shall be reduced by 0.50%” immediately following the phrase “the applicable Payment Premium” in the second sentence of such Section.
Section 4. Amendment of Section 6.11 of the Credit Agreement. Pursuant to Section 6 of this Amendment, Section 6.11 of the Credit Agreement shall be amended and restated as follows:
Section 6.11 Minimum EBITDA.
Borrower shall not permit Consolidated EBITDA for the twelve month period ending on the last day of any fiscal quarter set forth below to be less than the minimum amount set forth in the table below opposite such date:

Measurement Date	Minimum EBITDA
June 30, 2008	$33,000,000
September 30, 2008	$40,000,000
December 31, 2008	$41,000,000
March 31, 2009	$39,000,000
June 30, 2009	$42,500,000
September 30, 2009	$42,500,000
December 31, 2009	$46,000,000
March 31, 2010	$50,000,000
June 30, 2010	$27,500,000
September 30, 2010	$24,500,000
December 31, 2010	$60,000,000
March 31, 2011	$60,000,000

In addition, Borrower shall not permit Consolidated EBITDA for the thirteen month period ending on October 31, 2010 to be less than $60,000,000. Within 30 days after October 31, 2010, Borrower shall furnish to the Administrative Agent, which shall furnish to each Lender, a certificate of a Financial Officer in the form of Exhibit D (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with this October 31, 2010 covenant. This certificate requirement is in addition to, and not in lieu of, all other reporting requirements under the Credit Agreement.
Notwithstanding the foregoing, for purposes of this Section 6.11, beginning with the measurement period during which the Maturity Date has been extended pursuant to the definition of “Maturity Date” in Section 1.01, the amount of Consolidated EBITDA for the period in which the Incremental Extension Fee is paid shall be increased by the amount of the Incremental Extension Fee Amount. “Incremental Extension Fee Amount” means 4.0% of the then outstanding principal amount of the Loans upon the effectiveness of the extension of the Maturity Date.
Section 5. Amendment of Section 6.16 of the Credit Agreement. Pursuant to Section 6 of this Amendment, Section 6.16 of the Credit Agreement shall be amended to add the following proviso at the end thereof: “provided, however, in the event that the Maturity Date is extended beyond the second anniversary of the Initial Closing Date, the Minimum Liquidity Threshold for the Borrower shall be $5,500,000 for the month of August 2010.
Section 6. Effectiveness of Amendment of Sections 1.01, 6.11 and 6.16 of the Credit Agreement. On the terms and subject to the conditions set forth herein (including, without limitation, the satisfaction of the conditions in Section 7 of this Amendment and payment of the fee under Section 7(d) of this Amendment), and so long as Borrower has elected to extend the Maturity Date in accordance with, and has otherwise complied with the requirements applicable to such extension under, the Credit Agreement, and the representations and warranties contained in the Credit Agreement (after giving effect to the waivers in this Amendment) are true and correct in all material respects as of the date of the extension as if made on the date thereof (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), the amendment and restatement of Section 6.11 of the Credit Agreement and the amendments of Section 1.01, and Section 6.16 of the Credit Agreement shall be effective on May 29, 2010.
Section 7. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:
(a) The Administrative Agent shall have received originals of this Amendment duly executed by each of the Agents, the Loan Parties, and the Lenders.
(b) The representations and warranties contained herein shall be true and correct in all respects, as of the date hereof as if made on the date hereof.
(c) No Default or Event of Default (other than the Specified Defaults) shall have occurred and be continuing as of the date hereof.
(d) Borrower shall have paid an aggregate amount equal to 1.0% of the then outstanding principal amount of the Loans on the execution and delivery of this Amendment, in immediately available funds to the Administrative Agent, for the benefit of, and distribution to, the Lenders.
(e) Borrower shall have paid all outstanding fees and expenses on the effective date of this Amendment and other amounts incurred in connection with the preparation, execution and delivery of this Amendment, on or prior to the date of this Amendment, including all reasonable fees and expenses of Proskauer Rose LLP, and, to the extent invoiced with reasonable detail, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by Borrower.

Section 8. Representations and Warranties. Each of Holdings and Borrower hereby represents and warrants to the Agents and the Lenders that, as of the date hereof, (a) all representations and warranties set forth in the Credit Agreement (after giving effect to the waivers in Section 13 of this Amendment) and in any other Loan Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), (b) no Default or Event of Default (other than the Specified Defaults) has occurred and is continuing, and (c) the Credit Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations of the Loan Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law).
Section 9. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by any Agent or any Lender shall affect the representations and warranties or the right of the Agents and the Lenders to rely upon them.
Section 10. Reference to Agreement. Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document under the Credit Agreement.
Section 11. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 12. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 13. Waivers. The Required Lenders hereby permanently waive, solely with respect to the 2008 fiscal year and the 2009 fiscal year, any Defaults and any Events of Default (the “Specified Defaults”) existing or arising (i) solely as a result of the Accounting Errors and (ii) in connection with Holdings’ and Borrower’s
(a) calculation of financial covenants and other accounting terms in accordance with GAAP as required under Section 1.02 of the Credit Agreement;
(b) representations and warranties that the financial statements referenced in Section 3.05(a) of the Credit Agreement were prepared in accordance with GAAP in any report, certificate, financial statement, amendment or other instrument furnished in connection with or pursuant to any Loan Document;
(c) delivery of financial statements in accordance with GAAP as required under Sections 5.04(a), (b) and (c) of the Credit Agreement for all fiscal years, fiscal quarters and fiscal months from the Closing Date through October 31, 2009, and delivery of the related compliance certificates required pursuant to Section 5.04(d) of the Credit Agreement; and
(d) maintenance of books of record and account in conformity with GAAP as required under Section 5.07 of the Credit Agreement.
Section 14. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Agent or Lender may have under the Credit Agreement or under any other Loan Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Agent or Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.
Section 15. Ratification by Subsidiary Guarantors. Each Subsidiary Guarantor acknowledges that its consent to this Amendment is not required, but each Subsidiary Guarantor nevertheless hereby agrees and consents to this Amendment and to the documents and agreements referred to herein. Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Subsidiary Guarantor’s Guarantee shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of any Subsidiary Guarantor’s Guarantee or any other Loan Document executed by any Subsidiary Guarantor (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each Subsidiary Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 15. Each Subsidiary Guarantor hereby further acknowledges that Borrower, Holdings, the Agents and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from any Subsidiary Guarantor and without affecting the validity or enforceability of any Subsidiary Guarantor’s Guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of any Subsidiary Guarantor’s Guarantee.
Section 16. Agreement of Administrative Agent to Extend the Maturity Date. In the event Borrower elects to extend the Maturity Date pursuant to Section 6 hereof, the Administrative Agent agrees to consent to such extension.
Section 17. Payment of Legal Fees. Borrower shall pay all reasonable fees and expenses of Proskauer Rose LLP in connection with the preparation, execution and delivery of this Amendment.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RENTECH ENERGY MIDWEST CORPORATION, as Borrower
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	VP and Treasurer

RENTECH, INC., as Holdings
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	EVP & CFO

[Signature Pages to Third Amendment to Amended and Restated Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent
By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

By:	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

CREDIT SUISSE LOAN FUNDING LLC, as Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Director

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Director

BLT II LLC, as Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Director

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

[Signature Pages to Third Amendment to Amended and Restated Credit Agreement]

SOLUS CORE OPPORTUNITY MASTER FUND LTD., as Lender
By:	/s/ Chris Bondy
	Name:	Chris Bondy
	Title:	Attorney-in-Fact

[Signature Pages to Third Amendment to Amended and Restated Credit Agreement]

AGREEMENT AND CONSENT OF SUBSIDIARY GUARANTORS
In accordance with Section 15 herein the amendments set forth herein are agreed and consented to by each of the below named Subsidiary Guarantors and each such Subsidiary Guarantor affirms the obligations of such Subsidiary Guarantor under the Guarantee and Collateral Agreement.

RENTECH DEVELOPMENT CORPORATION, as Subsidiary Guarantor
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	EVP and Treasurer

RENTECH SERVICES CORPORATION, as Subsidiary Guarantor
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	EVP and Treasurer

RENTECH ENERGY TECHNOLOGY CENTER, LLC, as Subsidiary Guarantor
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	EVP and Treasurer

RENTECH SILVAGAS LLC, as Subsidiary Guarantor
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	EVP and Treasurer

SILVAGAS CORPORATION, as Subsidiary Guarantor
By:	/s/ Dan J. Cohrs
	Name:	Dan J. Cohrs
	Title:	EVP and Treasurer

[Signature Pages to Third Amendment to Amended and Restated Credit Agreement]